bioVie

Developing Transformative Therapies to Overcome Chronic Debilitating Diseases

R&D Day • May 19, 2021

Forward-looking statements

This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that could cause BioVie's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. BioVie has in some cases identified forward-looking statements by using words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and similar expressions. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are: successful completion of the acquisition of the biopharmaceutical assets from NeurMedix Inc., BioVie's need for, and the availability of, substantial capital in the future to fund its operations and research and development. Other risks are that BioVie's compounds may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. BioVie cannot guarantee the effectiveness of its patents or Orphan Drug designations. A more complete description of these risk factors is included in BioVie's filings with the Securities and Exchange Commission. In addition to the risks described above and in BioVie's filings with the Securities and Exchange Commission, other unknown or unpredictable factors also could affect BioVie's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. You should not place undue reliance on any forward-looking statements. BioVie undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of that these slides are posted to BioVie's website or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Agenda

- Welcome & Overview
- Liver Cirrhosis Programs
- Inflammation & NE3107
- Alzheimer's Disease Program
- Parkinson's Disease Program
- Oncology Programs
- Timeline & Recap

Core themes for today

biovie

Advanced Liver Disease Program

- No FDA-approved product for Ascites. BIV201 is a safe and efficacious orphan drug with high PTRS* and near-term readout

Neurodegeneration Programs

- Inflammation ➔ insulin resistance ➔ disease pathology
- NE3107 selective inhibits ERK activation and disrupts the proinflammatory cascade
  - Reduced inflammation ➔ increased insulin sensitivity ➔ decreased disease pathology
- Directly applicable for Alzheimer's and Parkinson's

Oncology Programs

- Inflammation also implicated in many cancers. NE3107 likely to have a role in Myeloma and Prostate Cancer due to same MOA shown for neurodegeneration programs

* Probability of Technical and Regulatory Success

Liver Cirrhosis Program

Liver Cirrhosis Progression[1] and Onset of Ascites

biovie

Typical patient experience:

- Liver cirrhosis worsens over decades
- **Ascites** (detected by ultrasound) is the most common first major complication[2]
  - Initial treatment is off-label diuretics
- Signals **liver decompensation** and patients at risk of:
  - GI/variceal bleed, encephalopathy, infection, hepatorenal syndrome (HRS), other deadly complications
- Patients become **refractory to diuretics** and **~50% will die within 12 months[3]** unless receive liver transplant



Acute decompensation
Organ failure (or failures)
High short-term mortality
Organ or System Failure
• Liver
• Kidney
• Brain
• Coagulation
• Circulation
• Lung
Acute-on-chronic liver failure
Common etiologies:
• Alcoholism
• Hepatitis B,C
• Non-alcoholic steatohepatitis (NASH)
Liver fibrosis (Portal pressure) and liver failure
Acute decomposition
• Ascites
• Gastrointestinal haemorrhage
• Encephalopathy
• Bacterial Infection
• Hepatorenal Syndrome
Precirrhotic disease 10-35 years
Compensated cirrhosis 10-15 years
Decompensated cirrhosis 10-15 years
Liver transplantation or death
Treatment
Treatment

[1] Adapted from Arroyo et al. 2016
[2] Ge and Runyon 2016
[3] Bureau et al. 2017

Ascites & HRS Epidemiology Estimates

		Company Estimates (000s)			
	Applying for BIV201 Formulation Patent	Patients Diagnosed with Cirrhosis	Ascites Patients	Refractory & Intractable Ascites[1]	Hepatorenal Syndrome
US	✓	600,000	100	20	17
Japan	✓	270,000[2]	54[1]	11	TBD
Europe	✓	800,000[3]	164	33	TBD
China	✓	2 million[4]	500	100	TBD

Sources/Notes:

1. Estimated at 20% of ascites.
2. D'Amico 2014; Gines 2004.
3. Third party market assessment, published 2015.
4. US Patient Hospital Discharge Data, 2016; BioVie poster presentation at AASLD 2019.

Disease Target: Refractory Ascites

Refractory ascites patients typically undergo **paracentesis** to remove ascites fluid every week to 10 days

Paracentesis:

- Withdrawal of 5–10L of ascites fluid (on average) from abdomen using a large bore needle
- Provides a few days of symptomatic relief
- The kidneys are "burning out" by retaining massive quantities of salt and water
- Patients suffer frequent life-threatening complications
- No remaining options except for TIPS* surgery or liver transplant
- Represents $670 million addressable market with 20,000 targeted US patients
- **No drugs ever approved by FDA** to treat ascites


Our first disease target is ascites, the accumulation of 5+ liters of fluid in the abdomen.

* TIPS = transjugular intrahepatic portosystemic shunt to channel blood flow around the liver

BIV201: Continuous Infusion Terlipressin

- Terlipressin was first approved in Germany in 1980s to treat bleeding esophageal varices (BEV)
- Approved for BEV and hepatorenal syndrome (HRS) in European & Asian hospitals (40+ countries)
  - Administered via 1-2 mg bolus injections every 4-6 hours; this dosing method is associated with **serious adverse events**
  - >50,000 patients have been treated with terlipressin[1]
- BioVie is pursuing a novel application: Treating refractory ascites using **continuous infusion terlipressin (BIV201) in the home care setting**
  - Improved safety: continuous infusion shown to reduce SAEs by more than 50% in head-to-head study in HRS[2]
  - Terlipressin has never been approved to treat ascites
  - Not available in the US or Japan



1. Company estimate.
2. HEPATOLOGY 2016;63:983-992

Novel Prefilled Syringe with Patent-pending Liquid Formulation

- Global PCT filed to protect our novel liquid formulation
- **Improved safety:** Eliminates mixing minute quantities of powder terlipressin that could result in medication errors or sterility loss
- **Enhanced convenience:** Simply inject fluid into the saline bag and attach to pump


BIV201 Prefilled Syringe
Stable for 12+months at room temp.
Needle or Connector
50 mL bag of saline for insertion into pump
Portable pump
Carried in small satchel

BioVie Phase 2a trial results: BIV201 Pharmacokinetics

Continuous low blood levels of terlipressin versus potentially dangerous spikes with IV-bolus dosing

Source: BioVie poster presentation at AASLD 2019.

Comparison of the PK Profile of Terlipressin Administered by Continuous Infusion or Intermittent IV Boluses.



Terlipressin IV Bolus 1 mg Q6H
Terlipressin IV Infusion 2 mg/24 h
Terlipressin IV Infusion 3 mg/24 h
Terlipressin IV Infusion 4 mg/24 h
Terlipressin Plasma Concentration (ng/ml)
50
45
40
35
30
25
20
15
10
5
0
0
4
8
12
16
20
24
Time (h)

Simulated terlipressin plasma concentrations following IV bolus of 1 mg every 6 hours 1 [Lucassin, AusPAR-cer 2011] and IV continuous infusions of 2 mg, 3 mg, or 4 mg per day

Continuous Infusion Terlipressin in 6 Refractory Ascites/HRS Patients

(Data licensed from Dr. P. Angeli)


Decreased ascites fluid
Mean amount in liters
Volume (L)
40
30
20
10
0
-55%
Baseline
Treatment Month


Improved renal function
Mean serum creatinine value
in µmol/liter
SCr (µmol/liter)
250
200
150
100
50
0
-47%
Baseline
Treatment Month

Source: Adapted from BioVie US Patent application 16/379,446 Angeli et al.

No drug-related side effects were reported in this study.

Terlipressin is not available in the US

Continuous Infusion Terlipressin in 19 Refractory Ascites/HRS Patients

(Chapman et al.)

biovie

Pre-therapy:

- 70% of patients required weekly large volume paracentesis (LVP)
- 63% poor muscle strength

Results:

- Median duration of CI terlipressin treatment: **51 days**
- 46% average reduction in frequency of paracentesis
- Significantly improved muscle strength and nutritional intake
- No complications directly attributable to terlipressin

Source: JHEP 2019.

Decreased Need for Paracentesis

Change in frequency of paracentesis procedures



Frequency (taps/month)
2.9
2.0
0
1.6
-46%
Pre-Treatment
Treatment

Terlipressin is not available in the US

BIV201 Ascites Development Plan

biovie

- **US Phase 2 trial with 30 refractory ascites patients**
  - 20 to receive BIV201 therapy + standard of care (SOC); 10 to receive SOC only (control group)
    - Primary composite endpoint: Incidence of ascites-related complications over 180 days following randomization
    - Secondary endpoints include ascites fluid removed over 90 days
  - Plan to enroll an average of 3 subjects each at 10 study sites
  - Timeframe: Two 28-day cycles of BIV201 therapy within 4 months, then follow patients for additional 60 days
  - Patients treated at home using visiting nurses
  - Will test a unique quality-of-life assessment tool developed by BioVie
- Currently activating 9 sites and screening patients
  - 3 sites actively screening
  - First patient consented and entered trial
- Expecting a **single pivotal US Phase 3 clinical trial** for the NDA submission
  - Design similar to Phase 2 study with ~120 patients at ~20 study sites*

* Trial size to be determined based on Phase 2 results

BIV201 HRS-AKI Development Plan
(Hepatorenal Syndrome – Acute Kidney Injury)

biovie

- Planning a registrational Phase 3 trial for BIV201 in HRS-AKI
- Mallinckrodt recently completed the CONFIRM Phase 3 trial of terlipressin in type-1 HRS:
  - **Efficacy objective was achieved**, but safety concerns precluded FDA approval
  - Mallinckrodt used bolus injections (1 or 2 mg given over ~5 min) which were associated with severe side effects
- BioVie will use BIV201 continuous infusion administration (eg, 2 mg terlipressin over 24 hours) – **much safer based on European studies**
  - Reduced SAEs by >50% in head-to-head study vs. IV bolus dosing
- We will target HRS-AKI patients, less severely ill than HRS type 1, expected to further improve BIV201 efficacy and safety results
- Submitted a pre-IND meeting package to FDA in May
- We plan to use the same PI's and same sites as our current ascites study, and additional sites to treat an estimated ~250 subjects

BIV201 Projected US Clinical Timeline



2018
2019
2020
2021
2022
2023
2024
Ascites
Phase 2a
Completed April 2019
Phase 2 Trial
Begin Phase 2 Enrollment
Phase 2 Topline Results
Pivotal Phase 3
Target NDA* Filing
HRS-AKI
US FDA Discussions
US Phase 3 Trial
Begin Enrollment
Top-line Results
Target NDA* Filing

* New Drug Application

Inflammation & NE3107

Inflammation

- Inflammation is the result of the body's natural protective processes

Insults	Responders	Master Alarms	Pro-inflammatory factors
• Pathogens	• Blood proteins	• NFκB transcription factors	• Cytokines
• Trauma	• Platelets	• Oxidative stress	• Chemokines
• Ischemia	• Granulocytes	• Reactive oxygen	• Receptors
• Stress	• Monocytes	• Reactive nitrogen	• Complement factors
• Radiation	• Macrophages		• Metalloprotinases
• Obesity	• Microglia		• Cell adhesion molecules
• Cancer	• Endothelial cells		

- If insults and pro-inflammatory cascade eliminated, pathology addressed
- If not, low grade chronic inflammation and associated insulin resistance ensues
- Inflammation and insulin resistance go hand-in-hand

Neuroinflammation drives disease pathology


Inflammatory stimuli initiates …
… ERK and NFκB activation perpetuates pro-inflammatory cascade …
… leading to inflammation and insulin resistance …
… resulting in disease pathology
Misfolded Alpha synuclein
Amyloid beta
Aging
Insulin resistance
Chronic peripheral inflammation
Cytokines (TNF, IL-1β)
Inflammatory Stimuli
ERK activation
NFκB activation
Inflammation signaling cascades
Insulin resistance
Neuro-inflammation
Peripheral T cell and Mϕ CNS infiltration
Activated Glia
Impaired mobility
Neuron death and dysfunction
Dementia

Extracellular Signal-Related Kinase (ERK)


Homeostatic
Pathways
via Ras/Raf/Mek
ERK
Inflammatory
Pathways
via NFκB

Critical player for both homeostasis and inflammation (and resulting inflammation-induced insulin resistance)

NE3107: A Differentiated Molecule

- First-in-class molecule with desirable characteristics
  - Small molecule
  - Crosses blood-brain barrier
  - Excellent safety profile demonstrated in pre-clinical and clinical trials
- Blocks neuroinflammation and insulin-resistance at the right time/place in pathologic pathway
- Does not inhibit homeostatic activity
- The result of 20+ years of research that started with DHEA leading to identification of the active metabolite that is the inhibitor of pathologic inflammation and insulin resistance. NE3107 resulted from medical chemistry creating the molecule with desired properties

NE3107 binds ERK

Stable isotope labeling in culture (SILAC)



Macrophage cells labeled with light or heavy isotope amino acids and lysed
Label Cells In Culture
Light
Heavy
Cell Lysis & Treat
NE3107 bound to beads
Mix & Trypsanize
SILAC MS/MS Analysis
Intensity
m/z
Analysis of specifically bound proteins

Gene ID	IPI number	Gene	Product	
26413	IPI00119663	Mapk1	mitogen-activated protein kinase 1	ERK2
26417	IPI00230277	Mapk3	mitogen-activated protein kinase 3	ERK1

Binding to ERK was confirmed *in silico* using molecular modeling

Reading 2012 PLoS One 7 e32147

NE3107 Selectively Inhibits ERK Pathological Inflammatory Cascade (EPIC)

biovie

NE3107 reduces ERK activation ...



p-ERK
DMSO
HE3286
Normalized Fold Expression
3
2
1
0
*
0
5
15
30
60
120
Minute after after treatment

Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*

... NFκB activity, and nuclear localization



HE3286
Relative NF-κB activity (%)
100
75
50
25
0
Basal
LPS
1 nM
10 nM
100 nM
PD98059
Dex
No LPS
+ LPS
+ LPS + HE3286
1
2
3

Wang 2010 *J Pharmacol Exp Ther 333 70*



Extra-cellular Signals
MEK
MEK-P
NE3107
ERK
ERK-P
Production of TNFα and other pro-inflammatory mediators
Perpetuates Inflammatory Effects

Breaking the cascade reduces inflammation and restores insulin sensitivity

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107 inhibits systemic inflammation across different disease models

bioVie

Decreased IFNγ, IL-1β, IL23, IL-4, TNFα and IL-17 expression in an RA model …



IL-23
IL-17
IL-4
HE3286
Vehicle

Offner 2009 J Pharmacol Exp Ther 329 1100

…NFκB in an endotoxin shock model …



NFkB (A.U.)
Time (hr)
0.15
0.12
0.09
0.06
0.03
0.00
0.0
0.5
1.0
1.5
2.0
2.5

… and inflammatory cell infiltrates and myeloperoxidase in COPD models



PMN
EXUDATE
SHAM
CAR



p = 0.0249
MPO (OD 460 nM)
Vehicle
40 mg/kg

Conrad 2010 J Inflammation 7 52

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107 blocks inflammatory, but not homeostatic ERK signaling

biovie


Insulin
IRS1/2
Ras
Raf
MAPK (ERK)
Gene transcription
cell growth, synapse growth, repair and regeneration
Brain development and function, protection from degeneration

Modified from Holscher 2020 *Expert Opin Investig Drugs 29 33*

- Insulin Receptor Substrate (IRS) IRS1/2 can be activated by insulin *via* tyrosine phosphorylation, requires homeostatic ERK
- IRS1/2 also phosphorylated by proinflammatory serine kinases p38 and JNK, requires inflammatory ERK
  - When this happens, insulin signaling is blocked
- NE3107 blocks NFκB, p38 and JNK activation ➔ prevent ERK activation by serine phosphorylation ➔ restores insulin sig


p-P38
p-ERK
Normalized Fold Expression
DMSO
HE3286
0 5 15 30 60 120
Minute after treatment

Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

By blocking ERK activation, NE3107 prevents downstream impact



Inflammatory stimuli initiates ...
... ERK and NFκB activation perpetuates pro-inflammatory cascade ...
... leading to inflammation and insulin resistance ...
... resulting in disease pathology
Misfolded Alpha synuclein
Amyloid beta
Aging
Insulin resistance
Chronic peripheral inflammation
Cytokines (TNF, IL-1β)
Inflammatory Stimuli
NE3107 Inhibits
ERK activation
NFκB activation
STOP
Inflammation signaling cascades
STOP
STOP
Insulin resistance
STOP
Neuro-inflammation
Peripheral T cell and Mϕ CNS infiltration
Activated Glia
STOP
STOP
STOP
Impaired mobility
Neuron death and dysfunction
Dementia

Alzheimer's Disease Program

Forgetting the "Past" So that We Can Remember the "Now" – KOL Panel Excerpts from B. Riley Neuroscience Conference, 2021

biovie

"I saw that there was a drug by NeurMedix called NE3107 which was just authorized for a pivotable Alzheimer's Phase 3 trial. What intrigued me about it is because it affects all three mechanism of action that I mentioned: anti-TNF, NFκB, and ERK. What was exciting about some of the early Phase 2 studies is that there's no significant toxicities, it was not immunosuppressive, and because it's an oral drug it was very easy to utilize ..."


Alan Mazurek

Professor Alan Mazurek
Icahn School of Medicine at Mount Sinai

Inflammation drives systems dysregulation

- Patients with increasing metabolic disease show greater variability for individual hematology, metabolic and chemistry values
- Indicates increasing dysregulation



RBC
Hct
MCV
MCH
MCHC
Hb
HbA1c
Platelets
Fasting glucose
Cholesterol
HDL
LDL
CV
Healthy DL IGT Naive MET

DL: dyslipidemic placebo group, IGT: impaired glucose tolerant placebo group. Naïve: treatment-naïve uncontrolled T2DM placebo group. MET: uncontrolled T2DM placebo group on a stable dose of metformin

Hb: hemoglobin, Hct: hematocrit, RBC: red blood cell count, MCV: mean cell volume, MCH: mean corpuscular hemoglobin, MCHC: mean corpuscular hemoglobin concentration, HbA1c: hemoglobin A1c, HDL: high density lipoprotein cholesterol, LDL: low density lipoprotein cholesterol.

#Statistically Significant Welch ANOVA). •Statistically significant 2-sided *FF* test.

Reading 2013 *Mediators Inflamm* 814989

NE3107 decreased systems dysregulation in advanced T2D patients

biovie

- Heteroscedasticity* investigated by analyzing data distributions for normality (Shapiro-Wilks *W* test)
  - Deviations from normal distribution represents dysregulation
- Placebo patients had significantly abnormal data distributions after 84 days of treatment whereas NE3107 subjects did not
  - Placebo patients had many parameters that significantly deviated from normal distribution (i.e., dysregulated)
  - NE3107 treatment reduced systems dysregulation

Group	Day	Parameter	HE3286 *W* test *P*	Placebo *W* test *P*
Cohort 1	84	ΔInsulin[a]	>0.1	**<0.0001**
		ΔC-peptide	>0.1	**<0.0001**
		ΔFasting glucose	>0.1	**0.02**
		ΔHOMA2 %B	>0.1	**<0.0001**
		ΔHOMA2 IR	>0.1	**0.002**
		Δleptin	>0.1	**0.005**
Cohort 1 MCP-1 > 40[b]	84	ΔHbA1c	>0.1	**0.006**
		ΔFasting glucose	>0.1	**0.02**
		ΔHOMA2 %B	>0.1	**<0.0001**
Cohort 2	84	ΔnHbA1c	>0.1	**0.04**
		ΔInsulin	>0.1	>0.1
		ΔFasting glucose	>0.1	**0.03**
		ΔHOMA2 %B	>0.1	>0.1
		ΔMCP-1	>0.1	**0.005**
		ΔTriglycerides	>0.1	**<0.0001**
	112	ΔnHbA1c	>0.1	**0.0007**
		ΔInsulin	>0.1	>0.1
		ΔFructosamine	>0.1	**0.002**
		ΔHOMA2 %B	>0.1	**<0.0001**
Cohort 2 BMI > 31[c]	84	ΔHOMA2 %B	>0.1	**0.007**
		ΔMCP-1	>0.1	>0.1
		ΔTriglycerides	>0.1	>0.1
	112	ΔInsulin	>0.1	**<0.0001**
		ΔC-peptide	>0.1	**<0.0001**
		ΔHOMA2 %B	>0.1	**<0.0001**
		ΔHOMA2 IR	>0.1	**<0.0001**

* Heteroscedasticity describes differences in variances between groups.
Reading 2013 *Mediators Inflamm* 814989
Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Systemic inflammation and co-morbidity as drivers of cognitive decline



INFLAMMATORY CO-MORBIDITY
severe or prolonged
moderate & acute
inflammation
STRONG
WEAK
microbial products
cytokines
prostaglandins
adipokines
hypo-perfusion
insulin resistance
PRIOR STATE
NORMAL BRAIN
neuronal integrity
synaptic integrity
quiescent microglia
PRIOR PATHOLOGY
amyloidosis
synaptic loss
neuronal death & primed or activated microglia
exacerbation of CNS inflammation
synaptic loss, dendritic alterations, neuronal apoptosis
suppression of BDNF, impaired neurogenesis, memory dysfunction
altered hypothalamic function
INCREASED DEMENTIA RISK



INFECTION
SURGERY INJURY
ARTHRITIS
trigger
MICROBIAL PRODUCTS
LPS, PGN, nucleic acid
ALARMINS
HMGB1, ATP, nucleic acid
ALARMINS
inflammatory stimuli
Multiple tissues
Joints
inflamed tissue
IL-1, TNF, IL-6, IFNα/β, NO, ROS, prostaglandins, chemokines
mediators
SYSTEMIC INFLAMMATION
AFFERENT NERVES (e.g. vagus)
CIRCUMVENTRICULAR ORGANS
BRAIN ENDOTHELIUM
routes to brain
MORE RAPID DEMENTIA PROGRESSION
outcome



systemic inflammatory events
cognitive decline (% intact)
100
90
80
70
60
50
40
disease+acute SIEs
disease w/o acute SIE
normal+acute SIEs
disease+chronic inflammation
1
2
3
SIE
recovery
4
5
SIE
recovery
6
7
SIE
recovery
8
disease progression

SIEs: serious inflammatory events

Cunningham 2015 *Alzheimers Res Ther 7* 33

NE3107's neuroprotective properties

biovie

Decreased activated microglia


Vehicle
20 mg/kg
100 mg/kg
Iba1 (microbead:saline)
SC
ONH
Retina

Iba1 is a microglia-specific marker.
† p<0.045 * p<0.037

Decreased neurotrophin receptor (p75) and amyloid precursor protein (APP)


ONH
p75 (microbead:saline)
ONH
APP (microbead:saline)
Retina
APP (microbead:saline)

ONH: Optic nerve head. † p<0.047 * p<0.027

Rescued axonal transport


Intact Transport (%)
Vehicle
20 mg/kg HE3286
100 mg/kg HE3286

Reduction of transport by elevated intraocular pressure. * p<0.003 ** p<0.025

Decreased Inflammatory NFκB in inflamed optic nerve head; increased homeostatic NFκB in retina


Nuclear NF-κB in ONH (microbead:saline)
Nuclear NF-κB in Retina (microbead:saline)

Decreased inflammatory C1q


C1q (microbead:saline)

Complement component C1q involved with neuronal death. † p<0.037 * p<0.033

Source: Lambert 2017 *Front Neurosci* 11 45

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107 preserves ganglion cell function in Optic Neuritis

Decreases optic nerve head inflammation ...


Inflammation score
2.0
1.5
1.0
0.5
0.0
N=10
***
N=14
@
N=14
CONTROL
EAE
EAE+HE3286

... and reduced activated microglia in optic nerves


Number of Iba1 positive cells
250
200
150
100
50
0
N=10
***
N=14
@
N=14
CONTROL
EAE
EAE+HE3286

Kahn 2014 *Invest Opthalmol Vis Sci 55 5744*

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107 enhances insulin sensitization in animal models

HE3286 suppresses development of hyperglycemia in diabetic db/db mice …


6-week old males
Vehicle
20 mg/kg HE3286
40 mg/kg HE3286
80 mg/kg HE3286
25 mg/kg rosiglitazone
Blood glucose (mg/dL)
Treatment day
8-week old males
Blood glucose (mg/dL)
Treatment day

… and the levels of insulin and glucose in oral tolerance tests


DIO mice
Blood glucose (mg/dL)
Time (min)
ob/ob mice
Blood glucose (mg/dL)
Time (min)

Wang 2010 *J Pharmacol Exp Ther 333 70*


genetically obese ZDF rats
mg/dl
minute
Vehicle
HE3286
Rosi

Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107's ability to enhance insulin sensitization confirmed in Phase 1 trial with impaired glucose tolerance patients

Improved insulin-dependent glucose disposal in 48 obese, inflamed subjects



HE3286
Day 29 M Value Change
Baseline M
r² = 0.54, P < 0.0001)
Placebo
Baseline M
Day 29 M Value Change
r² = 0.004, P < 0.9)

Day 29 Glucose disposal rate (M, measured in mg/kg/min in glucose clamp studies) value change as a function of baseline M

Reading 2013 *Obesity 21 E343*

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107's ability to enhance insulin sensitization confirmed in Phase 2 trial with T2D patients

biovie

Improved the homeostatic model assessment of insulin resistance ...



ΔHOMA2 IR
3
2
1
0
−1
−2
HE3286
Placebo

Cohort 1 baseline MCP-1 > 40 pmol/L individual subject changes in homeostatic model assessment of insulin resistance at Day 84

... decreased postprandial glucose ...



Δ1,5-anhydroglucitol (μmol/L)
40
30
20
10
0
−10
−20
−30
HE3286
Placebo

Pooled cohorts 1 and 2 changes at Day 84

... decreased HbA1c ...



ΔHbA1c (%HB)
1
0
−1
−2
−3
HE3286
Placebo

Day 112 cohort 2 baseline BMI > 31 kg/m²

... decreased insulin resistance in inflamed T2D patients

Effect	Value	Change		P	Test[e]
		HE3286	Placebo		
ΔHOMA2 IR[c]	Day 84 mean	−0.1	+0.4	0.02	t-test

Reading 2013 *Mediators Inflamm 814989*
Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Insulin sensitizing improvement also brought improvements in AD indicators

bioVie

In a Phase 2 study 48 obese subjects with impaired glucose tolerance, NE3107 ...

Increased insulin sensitivity ... ... increased HDL ... ... decreased CRP ... ... and increased adiponectin



Proportion of patients with improvements (%)
**
0
52
**
0
75
0
27
All
<4.2
>4.2
*
9
52
*
0
58
17
45
All
<4.2
>4.2
*
36
73
*
20
91
50 50
All
<4.2
>4.2
Placebo
HE3286
Baseline M***



Adiponectin
(Day 28 Change)
µg/mL
*
3
2
1
0
-1
-2
All
Placebo
HE3286

* Fischer's exact test p<0.05 **p<0.01
*** Baseline glucose disposal rate (M) measured in mg/kg/min. Median baseline is 4.2
Source: Reading 2013 *Obesity 21 E343*
Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Proceeding Pivotal Phase 3 for Alzheimer's Disease

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- NE3107
  - Reduces inflammation and enhances insulin sensitivity, both of which have been shown to reduce AD pathology. NE3107 blocks EPIC, which is upstream from Amyloid beta and phospho-tau, and thus further reduces inflammation
  - Has demonstrated neuroprotection in models of PD, optic neuritis and glaucoma
  - Has absence of toxicity and thus well suited for chronic use
  - Reduces systems deregulation (enhances homeostasis)
  - Crosses BBB
- >80% of AD patients also have (or developing) Type 2 Diabetes
- >3,000 scientific publications support the role insulin signaling and insulin resistance in AD
  - Insulin resistance in AD is caused by a number of factors, including inflammation
- While NE3107 has not been studied directly in AD patient, its impact on inflammation, insulin resistance is expected to directly translate to benefits in AD
  - Decreased inflammation ➔ increased insulin sensitivity ➔ decrease in rate of cognitive decline
  - Potential for enhancement of cognition due to insulin's role in the brain

NM101: a phase 3 trial in mild to moderate Alzheimer's disease, NCT04669028

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A Phase 3, Double-blind, Randomized, Placebo-controlled, Parallel Group, Multicenter Study of NE3107 in Patients who have Mild to Moderate AD

- Pivotal study for Alzheimer's disease. Two weeks each of 5 mg and 10 mg BID dose titration followed by 26 weeks of 20 mg twice daily vs. placebo, approximately 160 subjects in each arm, 80% power
- Diagnosed with AD and without evidence of a vascular contribution. Mild to moderate disease. CDR 1-2. MMSE 14-24.
- 60-85 years old, males and females
- Randomization stratified by MMSE and Homeostatic Model Assessment 2 Insulin Resistance (HOMA2)
- Co-primary endpoints
  - Mean change from Baseline to Week 30 in the eleven-question form of the Alzheimer's Disease Assessment Scale-Cognitive (ADAS-Cog 12) comparing the NE3107 group to the placebo group
  - Mean change from Baseline to Week 30 in Alzheimer's Disease Cooperative Study-Clinical Global Impression of Change (ADCS-CGIC) comparing the NE3107 group to the placebo group
- Secondary endpoints
  - ADCS-ADL (functional), ADCOMS (4 Alzheimer's Disease Assessment Scale–cognitive subscale items, 2 Mini-Mental State Examination items, and all 6 Clinical Dementia Rating-Sum of Boxes items), NPI-12 (care-giver rating of behavioral changes), MMSE, CDR
  - Glycemic control: HOMA2, Mean Amplitude of Glycemic Excursion (MAGE) using continuous glucose monitoring, fructosamine levels, post-prandial glucose and fasting blood glucose vs time.
  - MRI total hippocampus volume change, baseline to end of treatment in a subset of approximately 50% of active and placebo subjects
  - Target engagement assessed in a small subset of active and placebo subjects using PET to quantify cortical glucose utilization
- CRO cost estimate for the pivotal study is ~$16 million

Parkinson's Disease Program

Remarkable similarities between neurodegenerative diseases

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- Neuroinflammation and oxidative stress are common features in the major neurodegenerative diseases, Alzheimer's, Parkinson's, frontotemporal lobar dementia and ALS (and TBI)
- Remarkable parallels exist between AD and PD
  - Activated microglia-inflammation
  - Systemic inflammation driven
  - TNF driven
  - Insulin resistance, metabolic dysfunction
  - Mitochondrial dysfunction and Oxidative stress
  - Endoplasmic reticulum stress- unfolded protein response
  - Misfolded protein aggregates (alpha synuclein, Lewy bodies for PD)
  - Controversial etiology, slow progression

A low dopamine environment alone does not drive parkinsonism…

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PD mice had dramatic loss of dopaminergic neurons …



D
TH-positive Neurons
Control 100%
TH-positive neurons (% of Control)
0
20
40
60
80
100
0
1.5
5
12
SN
VTA
Age (Months)

Intracellular expression of diphtheria toxin A used to deplete SNc

… but did not show motor behavior deficits compared with control mice



A
Spontaneous Activity
Open bars: Control
Filled bars: DAT-DTA
Total Movements
B
Distance Traveled
C
Time Moving
D
Rotarod 5M
Control
DAT-DTA
Time on Accelerating Rod (sec)
Trial Number
E
Rotarod 12M
F
Rotarod 18-24M

SN: dopaminergic neurons in the substantia nigra pars compacta; VTA: ventral tegmental area; DAT-DTA: PD model mice
Golden 2013 *J. Neurosci* 0890 13

... Low Dopamine *and* inflammation required for parkinsonism in patients

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Intranasal Insulin treatment reduced inflammation and improved motor activity



60
40
20
0
-20
Score
*
UPDRS I
UPDRS II
UPDRS III
Bradykinesia
Insulin Baseline
Insulin Post-Treatment
Placebo Baseline
Placebo Post-Treatment

UPDRS: Unified Parkinson's Disease Rating Scale; Part I (mentation, behavior and mood); Part II (activities of daily living); Part III (Motor)
From: Novak 2019 *J Pone 0214364*

NE3107 impact in mice models of Parkinson's …

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Reduced iNOS, TNFα, and IL1β …


iNOS/GAPDH
*P = 0.002
Saline
MPTP + vehicle
MPTP + HE3286
(a)
TNF-α/GAPDH
*P = 0.038
Saline
MPTP + vehicle
MPTP + HE3286
(b)
IL-1β/GAPDH
*P = 0.02
Saline
MPTP + vehicle
MPTP + HE3286

… and preserved dopaminergic neurons


TH+ neurons
Sham
Vehicle
HE3286

HE3286 attenuated TH-positive neuron loss in mice after MPTP injections.

Nicoletti 2012 *Parkinson's Dis 969418*

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Striatal inflammation drives LID

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L-Dopa drives striatal inflammation…



Dorsal striatum
A
6-OHDA
10
8
6
4
2
0
Sham
–
Veh
L-DOPA
*
*#
C
6-OHDA
100
80
60
40
20
0
Sham
–
Veh
L-DOPA
*
#
21d
42d

… resulting in L-Dopa induced dyskinesia (LID)



A
6-OHDA
TNF-α (pg/mg)
20
15
10
5
0
Sham
Veh
L-DOPA
*
B
6-OHDA
IL-1β (pg/mg)
60
40
20
0
Sham
Veh
L-DOPA
*
C
AIMs score
80
70
60
50
40
r = 0.98
p = 0.005
5
10
15
20
25
TNF-α (pg/mg)
D
AIMs score
80
70
60
50
40
r = 0.94
p = 0.01
44
46
48
50
52
IL-1β (pg/mg)

6-OHDA: 6-hydroxydopamine-lesioned mice rendered dyskinetic
Pereira 2021 *F Phar 617085*

Reduction of TNF-induced inflammation reduces LID



A
L-DOPA
AIMs score
90
60
30
0
*
Veh
CPZ+
CBD
B
L-DOPA
TNF-α (pg/ml)
20
15
10
5
0
*
Veh
CPZ+
CBD
C
Veh+L-DOPA
CPZ+CBD+L-DOPA
AIMs score
80
70
60
50
40
30
r = 0.95
p < 0.0001
0
5
10
15
20
25
TNF-α (pg/mg)
D
L-DOPA
IL-1β (pg/ml)
60
40
20
0
Veh
CPZ+
CBD

6-OHDA: 6-hydroxydopamine-lesioned mice rendered dyskinetic; AIM: Abnormal Involuntary Movement Scale (lower is better); CPZ-CBD: capsazepine (CPZ) with cannabidiol (CBD), anti-inflammatory agents
Pereira 2021 *F Phar 617085*

NE3107 has similar promotoric activity to L-dopa in rodent and marmoset models

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MPTP Mouse



Mean latency to fall (sec)
200
150
100
50
0
p=0.0489
p=0.0497
p=0.0330
Saline
MPTP
MPTP + Vehicle
MPTP + NE3107
MPTP + L-dopa
MPTP + L-dopa + NE3107

MPTP Marmoset treated at Week 8



Mean Disease Score
4
3
2
1
0
Week 8
Week 9
Week 10
Week 11
Placebo
NE3107
L-Dopa
NE3107+L-Dopa
L-dopa and NE3107 combination is better than either drug alone

*$p<0.001$ compared to other treatment arm in time period
** L-Dopa at week 11 not statistically different from NE3107 at weeks 8 and 9

NE3107's promotoric effects observed within 4 days of treatment

MPTP: 1-methyl-4-phenyl-1,2,3,6-tetrahydropyridine, a toxin used to mimic many aspects of PD

NE3107 decreases L-Dopa-induced dyskinesia (LID)

bioVie



Distribution of AIMS Scores
NE3107
Placebo
Amantadine
Score Frequency
30
25
20
15
10
5
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Less
Dyskinesia
More
Abnormal Involuntary Movement Scale (AIMS)

NE3107 preserved TH+ neurons in MPTP marmosets



p=0.0013*
p=0.163
% Surviving Neurons vs. Vehicle
250
200
150
100
50
0
vehicle
amantadine
HE3286



Control moneys (M09100 and M11008)
HE3286 (M11007)
Amantadine (M10084)

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Proceeding to clinical development for Parkinson's disease

bioVie

- NE3107 reduces inflammation and enhances insulin sensitivity, both of which has been shown to reduce PD pathology
  - Reduction of inflammation itself may be beneficial since both inflammation and low dopamine environment are required for Parkinsonism
  - NE3107 has been promotoric, reduced LID and preserved dopaminergic neurons in marmosets
- Since NE3107 and L-Dopa combination may be the best therapeutic option, a drug-drug-interaction study in man is needed before proceeding to Phase 2/3
  - No indications of DDI in animal studies have been observed
- Clinical program to test a very clear and plausible hypothesis: Decreased inflammation ➔ increased insulin sensitivity ➔
  - Promotoric activity
  - Reduction in LID

Parkinson's disease clinical development program

- NM201 Phase 1b: Satisfy FDA requirement for drug-drug interaction study with L-Dopa and assess NE3107 promotoric and anti-LID activity as a go/no-go decision for Phase 2
  - Part A: 30 patients with defined L-Dopa "off state", 2:1 active:placebo, 20 mg BID for 14 days
    - Primary endpoints: Safety, L-Dopa PK and DDI
    - Secondary endpoint: UPDRS* part 1-5
  - Part B: 20 patients with troublesome LID, 1:1 active:placebo, 20 mg BID for 14 days
    - Co-primary endpoints: UPDRS part 1-5 and UDysRS** part 1-4
- NM202 Phase 2/3: Possibly pivotal design. Evaluate NE3107 promotoric activity or ability to delay motor complications, depending on results of NM201 phase 1b
  - 200 patients expected to start L-Dopa therapy within 6 months or 200 patients on L-Dopa for 6-12 months (detail of design pending)
  - Co-primary endpoints: UPDRS pt 1-5 and UDysRS pt 1-4

* Unified Parkinson's Disease Rating
** Unified Dyskinesia Rating Scale (UDysRS)

Oncology Programs

Inflammation drives cancer progression

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Understanding chronic inflammation, which contributes to heart disease, Alzheimer's and a variety of other ailments, may be a key to unlocking the mysteries of cancer

A Malignant FLAME

BY GARY STIX


Stix, 2006 *Sci Am July 60*

Inflammatory cell signaling is at the heart of cancer progression

- Tumor cells
- Hematopoietic
- Immune
- Vascular
- Stromal cells



Insensitivity to anti-growth signals
Limitless replication
Autocrine growth signals
Inflammatory microenvironment
Evading apoptosis
Sustained angiogenesis
Tissue invasion and metastasis

Modified from Colotta 2009 *Carcinogenesis 30 1073*

Macrophage and MDSC inflammation in cancer

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NFκB/ERK signaling is implicated in many cancers

- Acute myeloid leukemias
- Anaplastic large cell lymphoma
- Bile duct
- Bladder
- Breast
- Chronic myeloid leukemia
- Colorectal
- Endometrial
- Hodgkin's disease
- Kidney
- Langerhans cell sarcoma
- Large granular lymphocyte proliferative disorders
- Liver
- Lung
- Melanoma
- **Myeloma**
- Nasopharyngeal
- Ovary
- Pancreas
- **Prostate**
- Skin
- Stomach
- Thyroid
- T-cell lymphomas


Macrophages
Mo-MDSCs
Gr-MDSCs
Tumor cells

- Initiation
- Promotion
- Growth
- Invasion
- Intravasation
- Extravasation
- Metastasis
- Angiogenesis
- Chemo-resistance
- Immune evasion

MDSC: myeloid-derived suppressor cells

Myeloma and Prostate Cancer (PCa)

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- Stem cell diseases
  - Myeloma initiated in CD34+ hematopoietic stem cells and have a clonal Ig rearrangement. Initial indolent course with MGUS. Plasma cells are the result of myeloma stem cell maturation.
  - Prostate cancer initiated in prostatic epithelial stem cells; they lack androgen receptor expression: androgen independent.
- Growth factor-driven
  - IL6 is "B cell growth factor"; it is both an autocrine and a paracrine driver of MM
  - Androgens are the principal growth factor for PCa
- Both tumors produce inflammatory factors that recruit and activate accessory cells in the tumor microenvironment

NE3107 in Myeloma

- NE3107 inhibits activation of NFκB/ERK, TNFα and MCP-1.
- NE3107 inhibits IFNα-stimulated IL6 in human myeloma cells.
- NE3107 has potential to inhibit proliferation and induce apoptosis in MM by two mechanisms:
  - Inhibiting cytokine and chemokine production in myeloma-associated macrophages and MDSC
  - Blocking autocrine IL6 production in MM

Current preclinical study in myeloma

- Studying effects of NE3107 on human myeloma cells in culture
  - Growth
  - Apoptosis
  - Combination with proteasome inhibitor
- Studying effects of NE3107 on transplanted syngeneic MM cells in mice
  - Tumor growth
  - Effects on MM microenvironment
  - Effects on macrophages and MDSC
  - Combination with proteasome inhibitor
- Data expected in Q2-Q3

Prostate Cancer

- The progression of PCa is also critically dependent on accessory cells in their microenvironment
- NFκB/ERK activation promotes initial tumors in the prostatic epithelium, drives their progression, and is critical in their transition to castrate-resistant prostate cancer (CRCP)
- NFκB/ERK primes epithelial-mesenchymal transition and stemness of CRCP
- In the PCa microenvironment, Macrophages and MDSC secrete IL23, which has been shown to activate androgen receptor pathways in CRCP (in the absence of androgens)
- NE3107 inhibits NFκB/ERK signaling that drives IL23 production

Androgen deprivation therapy (ADT)

bioVie

- PCa is treated by starving the tumor of androgens, leading to temporary cessation of growth
- We now know that the action of ADT stimulates inflammation in the tumor microenvironment. ADT activates macrophages and MDSC
- PCa release "alarmins" that activate inflammation and stimulate IL6 secretion by accessory cells in the tumor
- The secreted IL6 binds to its receptor on PCa, and activates STAT3, stimulating a positive feedback loop between PCa and macrophages and MDSC
- Blocking this feedback can inhibit metastasis of CRCP

NE3107 in PCa: several ways to win

biovie

- Early (rising PSA)
  - NE3107 has been shown to decrease prostate inflammation in mice, and may block the progression of PCa
  - Delaying the initiation of ADT prolongs life in PCa
- Localized disease
  - Decreasing the inflammatory milieu in the PCa microenvironment is expected to decrease tumor growth, and increase anti-tumor immune responses
- CRCP
  - NE3107 has been shown to inhibit IL23 production, and is expected to inhibit the formation of CRCP
  - NE3107 is expected to decrease chemotherapy resistance and increase apoptosis
- Metastasis
  - In addition, NE3107 inhibits NFκB/ERK/chemokines responsible for CRCP metastasis.

Preclinical studies in PCa

biovie

- Developing protocols and reviewing investigators for preclinical studies
- Early
  - Effects of NE3107 on spontaneous tumor progression in TRAMP mice
- Localized disease
  - Effects of NE3107 on syngeneic transplanted androgen-dependent PCa cells
- CRCP
  - Effects of NE3107 in vitro on ADT induction of chemokines and chemotaxis
  - Effects of NE3107 in vivo on accessory cell-driven IL23 stimulation of PCa androgen receptor
  - Effects of NE3107 on chemo- and immune resistance
- Metastasis
  - Effects of NE3107 in an orthotopic PCa model on ADT induction of metastatic disease.

Timeline and Recap

Catalysts & Anticipated Timelines (US)

bioVie



2021
2022
2023
2024
2025
Q1
Q2
Q3
Q4
Ascites
Phase 2b
Phase 3
HRS-AKI
Phase 3
Alzheimer's
Phase 3*
?
Additional trials if required
Parkinson's
Phase 1b
Phase 2/3
Multiple Myeloma
Preclinical
Phase 2
Phase 3
Prostate Cancer
Preclinical
Phase 2
Phase 3
File NDA
Launch

* The FDA-authorized pivotal Phase 3 may not have enough patients for NDA approval and may require an additional study.

Portfolio Revenue Potential

biovie

		Conservative Company Estimates		
	Intellectual Property	US Patient Population	US Peak Sales Potential	Global Sales Potential
BIV201: Refractory Ascites	Orphan Drug; Patent-pending formulation	20,000	$450 million	>$900 million
BIV201: HRS-AKI	Orphan Drug; Patent-pending formulation	17,000	$250 million	>$400 million
NE3107: Alzheimer's	Compound patent thru 2034+	6.1 million	$7 billion	>$10 billion
NE3107: Parkinson's	Compound patent thru 2034+	1.0 million	$1.5 billion	>$3 billion
NE3107: Oncology	Compound patent thru 2034+	TBD	TBD	TBD

Recap

Multiple shots on goal focused on unmet medical needs: neurodegenerative, advanced liver disease, oncology

BIV201: Orphan drug in Phase 2b for refractory Ascites; HRS-AKI trials planned. Ascites readout anticipated in early 2022

NE3107: inhibitor of pathologic inflammation and insulin resistance without toxicity and immunosuppression. Alzheimer's Phase 3 starting mid-2021. Parkinson's, Multiple Myeloma, and Prostate Cancer follow

Capital efficient development plans with expected near-term data readouts

Appendix

NE3107 vs. Others

Company	Approach	NE3107 Benefits
AC Immune	• Semorinemab (ACI-3024) promotes clearance of tau • Does not address inflammatory stimuli other than tau	• Small molecule • Broader anti-inflammatory activity
Alector	• AL002 is an antibody that stimulates microglial phagocytosis optimally targeting amyloid or bacteria • The antibody could have a large impact on neuroinflammation	• Oral small molecule with CNS access
Annovis Bio	• Posiphen (ANVS401) mechanism decreases APP and tau, but does not impact systemic inflammatory stimuli and insulin resistance in Alzheimer's Disease • Posiphen mechanism inhibits production of alpha synuclein, which has a central role in Parkinson's Disease pathophysiology	NE3107 may be superior with • Blocking inflammation-driven factors in AD • Blocking non-alpha synuclein inflammatory factors in PD
Athira Pharma	• ATH-1017 decreases inflammation mediated by TLR4 among other activities • By disrupting TLR4, ATH-1017 reduces inflammation via the NFkB pathway	NE3107 may • Act more selectively downstream in the pathway • Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines
AZTherapies	• ALZT-OP1 is a combination of cromolyn and ibuprophen • Does not distinguish between inflammatory and homeostatic activities	• More selective • Downstream in pathway
Biogen and Eli Lilly	• Biogen's Aducanumab and Lilly's donanemab remove amyloid plaques • Do not address inflammatory stimuli other than amyloid beta	• Small molecule • Broader anti-inflammatory activity
Cassava Sciences	• Simufilam (PTI-125) disrupts inflammatory signaling meditated by the α7-nicotinic acetylcholine receptor (α7nAChR) and toll-like receptor 4 (TLR4) • By disrupting TLR4, Simufilam reduces inflammation via the NFkB pathway	NE3107 may • Act more selectively downstream in the pathway • Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines
Cortexyme	• Atuzaginstat (COR388) decreases inflammation by Porphyromonas gingivalis bacterial infection that potentially decreases amyloid beta and p-tau inflammatory stimuli • Role of bacterial infection to the total inflammatory in AD is unknown	• Broadly applicable to all AD patients – not just with bacterial infection
Denali Therapeutics	• DNL788 for AD is a small molecule impacting TNF mediated inflammation and cell death • Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway • DNL151 for PD is a small molecule impacting LLRK2 focused on disease progression	• Approved for phase 3 start in AD • Broader inhibitor of insulin resistance and inflammation with promotoric and anti-LID activity, in addition to neuroprotection in NHP models in PD
Immune Bio	• XPRO1595 is a large molecule that inhibits TNF; Phase 1 • Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway	• Oral small molecule with CNS access; inhibits pro-inflammatory activation of TNF/TNFR1/2 without impacting homeostatic role of TNFR1; Phase 3
vTv Therapeutics	• Azeliragon (TTP488) is an inhibitor of RAGE cell surface receptors • Since RAGE has homeostatic functions, chronic RAGE inhibition may have adverse effects	• More selective • Downstream in pathway